BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2022
BUSINESS ACQUISITION
BUSINESS ACQUISITION

7.BUSINESS ACQUISITION

On October 11, 2022, the Group completed the acquisition of 100% equity interest of Beijing Qihui Ruituo Consulting Co., Ltd. (“Beijing Qihui”), which focuses on providing executive search services for mid-level to senior management and professional technical personnel to employers in the internet industry.

The consideration of this acquisition was RMB10.0 million in cash. Additionally, there was a contingent payment arrangement, which was mainly subject to continued employments of the founder of Beijing Qihui and certain key employees and certain performance conditions. The contingent payment arrangement was accounted for as post-combination compensation expenses during the requisite service periods when it is probable that the performance conditions will be met.

The acquisition was accounted for as a business acquisition using the purchase method of accounting. The consideration of the acquisition was allocated based on the fair value of the assets acquired and the liabilities assumed as of the acquisition date as follows:

Amount
RMB
Purchase consideration	10,000

Identifiable intangible assets acquired
—Non-compete agreements	8,400
—Trademarks	1,000
—Database	1,000
Goodwill	5,690
Deferred tax liabilities	(2,080)
Net liabilities assumed	(4,010)
Total	10,000

Goodwill was primarily attributable to the benefit of the synergies and future business growth expected to be achieved from the acquisition. Goodwill was expected to be non-deductible for income tax purposes.

Pro forma results of operations for this acquisition were not presented because the effect of this acquisition was not material to the Group’s consolidated financial statements for the year ended December 31, 2022.